# PINSTRIPES

BISTRO BOWLING BOCCE

Where magic strikes

November 2023

BANYAN

# DISCLAIMER

**Disclaimer**

This presentation and any accompanying oral presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Pinstripes, Inc. ("Pinstripes") and Banyan Acquisition Corporation ("Banyan") (the "Business Combination") and related transactions, and for no other purpose. This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions.
Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Banyan, Pinstripes or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed Business Combination. Recipients of this Presentation should each make their own evaluation of the relevance and adequacy of the information and should make such other investigations as they deem necessary. There can be no guarantee that the proposed Business Combination will be consummated.

**Forward-Looking Statements**

This Presentation contains financial projections (generally identified with a "P") and other statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "forecasted," "projected," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. All statements, other than statements of present or historical fact included in this Presentation, regarding the proposed Business Combination, the parties ability to consummate the proposed transactions, the benefits of the proposed transactions, including financial projections, demand for Pinstripes' offerings, the ability of Pinstripes to execute its growth strategy, the availability of suitable locations for additional stores, estimated revenue growth, and plans and objectives of management, among others, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Pinstripes' management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any interested party as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: risks relating to the uncertainty of the projected financial information with respect to Pinstripes; the risk related to Pinstripes' current growth strategy; Pinstripes' ability to successfully open and integrate new locations; the risks related to the capital intensive nature of Pinstripes' business; the ability of Pinstripes to attract new customers or retain existing customers; and the impact of the COVID-19 pandemic, including the resulting labor shortage and inflation, on Pinstripes. The foregoing list of factors is not exhaustive and additional factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Banyan, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Banyan or to satisfy (or to be waived) the minimum cash condition or other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Pinstripes as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Pinstripes or the combined company may be adversely affected by other economic, business, and/or competitive factors, (11) Pinstripes' estimates of operating results, and (12) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the registration statement on Form S-4 filed in connection with the Business Combination or in other documents filed by Banyan with the SEC. Please carefully consider the foregoing factors and the summary risk factors starting on page 57 of this Presentation.

If any of these risks materialize or Banyan's or Pinstripes' assumptions prove incorrect, actual results could differ materially from the results expressed in, or implied by, these forward-looking statements. There may be additional risks that neither Banyan nor Pinstripes presently knows or that Banyan and Pinstripes currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banyan's and Pinstripes' expectations, plans or forecasts of future events and views as of the date of this Presentation. Banyan and Pinstripes anticipate that subsequent events and developments will cause Banyan's and Pinstripes' assessments to change. However, while Banyan and Pinstripes may elect to update these forward-looking statements at some point in the future, Banyan and Pinstripes specifically assume no obligation and do not currently intend to do so, whether as a result of new information, future events or otherwise, except as may be expressly required by applicable law. These forward-looking statements should not be relied upon as representing Banyan's and Pinstripes' assessments as of any date subsequent to the date of this Presentation. Neither Banyan nor Pinstripes gives any assurance that Pinstripes, or the combined company (if the Business Combination is consummated), will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements as predictions of future events, performance or achievements.

# DISCLAIMER (CONT'D)

**Use of Industry and Market Data**

No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources. Neither Banyan nor Pinstripes has independently verified the data obtained from these sources nor can assure you of the data's accuracy or completeness. This data is subject to change. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Banyan and Pinstripes assume no obligation to update the information in this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by Pinstripes relating to market size and growth and other data about Pinstripes' industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which Pinstripes operates are necessarily subject to a high degree of uncertainty and risk.

**Trademarks**

Pinstripes owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Pinstripes or Banyan, or an endorsement or sponsorship by or of Pinstripes or Banyan. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Pinstripes will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

**Use of Projections**

This Presentation contains financial forecasts with respect to Pinstripes' projected financial results for Pinstripes' calendar year end 2024. Pinstripes' independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Pinstripes or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. See "Forward-Looking Statements" above.

The projected financial information presented herein has been updated from the projected financial information originally presented to the Banyan Board in connection with their evaluation of the business combination. The projected financial results were based on several key assumptions, including that (i) the legacy Pinstripes locations will maintain historical same store sales growth and operational improvements, (ii) the five new locations currently under construction will have opened substantially as currently scheduled, (iii) the five new locations currently under construction will open with sales levels that are in line with opening sales levels of the legacy Pinstripes locations, (iv) Pinstripes will open four additional new locations between June 2024 and December 2024, (v) Pinstripes will continue to execute with its current team, including certain key new hires, including a chief financial officer and a chief marketing officer, (vi) Pinstripes will incur certain additional costs in connection with becoming a public company and (vii) Pinstripes' updated views on new venue development and the opening schedule since the projected financial information was originally presented to the Banyan Board. The projected financial results also reflect numerous other assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions, and various other factors, all of which are difficult to predict and many of which are beyond Pinstripes' control, such as the risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the registration statement on Form S-4 filed in connection with the Business Combination or in other documents filed by Banyan with the SEC and those contained in the section entitled "Summary Risk Factors" on page 59. Furthermore, the projected financial results do not take into account any circumstances or events occurring after the date on which the projected financial results were prepared, which was on or around November 2023.

# DISCLAIMER (CONT'D)

**Financial Information; Non-GAAP Financial Measures**

Some of the financial information and data contained in this Presentation, such as EBITDA, Venue-Level Adjusted EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. "Venue-Level Adjusted EBITDA" is defined as revenue less direct expenses attributable to such location in such fiscal year. "Adjusted EBITDA" is defined as EBITDA (as defined above), excluding equity-based compensation expense as well as certain non-recurring items that Pinstripes does not believe directly reflect its core operations and may not be indicative of Pinstripes' recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Banyan and Pinstripes believe these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Pinstripes' financial condition and results of operations. Pinstripes' management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Banyan and Pinstripes believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Pinstripes' financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Pinstripes does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Pinstripes' non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

**New Venue Economic Model**

**This Presentation includes certain target metrics used to evaluate new Pinstripes locations. These include:**

- "Venue-Level Contribution" means, for any of Pinstripes' locations for any fiscal year, the revenue less direct expenses attributable to such location in such fiscal year.
- "Venue-Level Contribution Margin" means, for any of Pinstripes' locations, for any fiscal year, such location's Venue-Level Contribution, divided by the revenue in such fiscal year.
- "Gross Buildout Costs" means, in connection with any new location, the design and construction costs, plus the cost of furniture, fixtures and equipment, associated with the opening of such location.
- "Net Buildout Costs" means, in connection with the opening of any new location, the Gross Buildout Costs for such location, less any tenant improvement allowances and equipment financing that offset such Gross Buildout Costs.
- "Cash-on-Cash Returns" means, in connection with any new location, such location's Venue-Level Contribution divided by its Net Buildout Costs.
- "Payback Period" means, as to any new location, the number of years that it takes the Venue-Level Contribution of such location to equal or exceed the Net Buildout Costs for such location.

**Definitions of Certain Financial Measures**

- "Same Store Sales" means, the annual sales for the comparable location base, which we define as locations open for 12 complete months or longer
- "Average Unit Volume" or "AUV", is the total revenue generated by operating Pinstripes locations for the entire fiscal year, divided by the number of operating Pinstripes locations for the entire fiscal year.

# DISCLAIMER (CONT'D)

**Important Information About the Proposed Business Combination and Where to Find It**

In connection with the proposed Business Combination Banyan has filed a registration statement on Form S-4 (File No. 333-274442) with the SEC. Banyan's and Pinstripes' stockholders and other interested persons are advised to read the Form S-4, including the preliminary joint proxy statement/consent solicitation statement/prospectus and the amendments thereto and, when available, the definitive joint proxy statement/consent solicitation statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Banyan, Pinstripes and the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. When available, the definitive joint proxy statement/consent solicitation statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Banyan and Pinstripes as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary joint proxy statement/consent solicitation statement/prospectus, the definitive joint proxy statement/consent solicitation statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

**Participants in the Solicitation**

Banyan, Pinstripes and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Banyan's stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Banyan and the proposed Business Combination is contained in the preliminary joint proxy statement/consent solicitation statement/prospectus contained in the registration statement on Form S-4 filed with the SEC and is available free of charge at the SEC's website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive joint proxy statement/consent solicitation statement/prospectus for the proposed Business Combination when it becomes available. **INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.**

Pinstripes and Banyan reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the capital raising transaction at any time and without prior notice to the recipient or any other person or entity. Pinstripes and Banyan also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the capital raising transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (ii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by Pinstripes, Banyan or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that Pinstripes, Banyan and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the capital raising transaction. None of Pinstripes, Banyan or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted.

# TABLE OF CONTENTS




PINSTRIPES
BISTRO
BOWLING

# EXECUTIVE SUMMARY



# A Letter From Our Founder and CEO



Well, it all started over 50 years ago in a small bowling alley in Cleveland. We always had fun bowling and eating together, and that feeling sparked a journey to re-create those nostalgic and fun connections with family and friends.

Though my career led me to the finance and pharmaceutical industries, the dream of opening a bowling alley always resonated with me. In 1989, I coined the name "Pinstripes" and in 2007 that passion finally became a reality when we opened our flagship Pinstripes location in Northbrook, Illinois.

The Pinstripes vision was to create a novel dining and entertainment destination where guests could connect in an old-fashioned way, as I did as a child. To execute on this vision, we combine aesthetically beautiful venues, delicious Italian-American cuisine, best-in-class service, the timeless games of bowling and bocce, and banquet space for memorable private events. The winning result: extraordinary and magical celebrations for our guests.

As of today, our passionate team of PinMembers operates fourteen locations, with many more expected to come, and an immeasurable number of special and joyous connections yet to share.

Dale Schwartz
*Founder and CEO*



# BANYAN ACQUISITION CORPORATION AND MIDDLETON PARTNERS



**Jerry Hyman**
Chairman, Banyan Acquisition Corporation

TriMark Foodservice Equipment, Supplies and Design · NexGen procurement group · FEDA Strength Through Association · ABC



**Keith Jaffee**
CEO, Banyan Acquisition Corporation
Co-Founder, Middleton Partners

FOCUS Products Group, LLC · Don · Leggett & Platt · NAFEM North American Association of Food Equipment Manufacturers

MP

**Middleton Partners** is a Chicago-based private equity firm that invests in real estate, lower middle market operating business and other opportunistic strategies

FSX Food Service Exchange · O2C brands · Snap Drape Brands · Maurice Outdoors · Banyan · Pinstripes · TAG You're Fit!

# ONE-OF-A-KIND OPPORTUNITY THAT STRIKES BANYAN'S TARGET CRITERIA

- **Established brand or platform**
- **Large total addressable market**
- **Sustainable barriers to entry**
- **Proven track record of growth**
- **Well-positioned for long-term, sustainable growth**
- **Strong fundamentals with compelling economic model**
- **Seasoned and well-incentivized management team**

## PINSTRIPES

BISTRO BOWLING BOCCE

- Best-in-class, national brand with 15+ year history, projecting ~$190 million of annual sales in calendar year 2024
- Operates at the intersection of the $400B+ full-service restaurant market(1), $100B+ out-of-home entertainment market(2), and $160B+ events market(3)
- Exceptional experience combining made-from-scratch dining and timeless entertainment
- Robust development pipeline and significant U.S. and international whitespace
- Strong same store sales and average unit volume (AUV) growth as consumers continue to prioritize experiences
- High-volume venues generate robust venue-level economics and deliver significant Adjusted EBITDA
- Founder-led leadership team rolling 100% of equity with substantial post-transaction ownership

(1) Global Industry Analysts Inc.; Full-Service Restaurants: Global Strategic Business Report. (Published Mar-2023). (2) PWC Global Entertainment & Media Outlook 2019-2023 (Published Jun-2019), IAAPA Global Theme and Amusement Park Outlook: 2019-2023 (Published Oct-2019). (3) Events market size represents estimated 2020 Corporate Events Market (Allied Market Research– Published Sep-2021) and estimated 2022 Weddings market (IBISWorld –Feb-2023). (4) Average Unit Volume represents average Net Sales of all locations.


A TERMITE WALKS INTO A BAR AND ASKS, "IS THE BAR TENDER
HORSE 'N' AROUND!
BOWLING BURNS 100 CALORIES PER HOUR.
Brunswick

# PINSTRIPES OVERVIEW

Cleveland, OH


PINSTRIPES

# BEST-IN-CLASS EXPERIENTIAL DINING AND ENTERTAINMENT BRAND





# A PLACE TO GATHER, PLAY, DINE, AND CELEBRATE IN THE COMMUNITY









# MADE-FROM-SCRATCH BISTRO MENU FEATURING ITALIAN-AMERICAN CUISINE





# ICONIC BUILDOUTS IN PREMIER REAL ESTATE CENTERS


San Mateo, CA
PINSTRIPES


Oak Brook, IL
PINSTRIPES
BOWLING BOCCE BISTRO


PINSTRIPES
PINSTRIPES
Coming Soon - Walnut Creek, CA


PINSTRIPES
BISTRO BOWLING BOCCE
Coming Soon - Paramus, NJ





# ELEGANT SPACES FOR ALL OCCASIONS






Bethesda, MD
PINSTRIPES
PINSTRIPES
PINSTRIPES
west elm

# PINSTRIPES IS A PILLAR IN ITS COMMUNITIES AND A YEAR-ROUND DESTINATION FOR GUESTS OF ALL AGES


STELLA ARTOIS

## FOUNDER-LED, LEADING EXPERIENTIAL DINING & ENTERTAINMENT BRAND WITH SIGNIFICANT MOMENTUM

- **Differentiated brand that creates extraordinary experiences through a combination of made-from-scratch dining and timeless entertainment**
- **Broad consumer appeal driven by desire for authentic personal connections across life's everyday and special occasions**
- **Proven national portability with 13 venues across eight states generating AUV of $8.6 million in FY2023**
- **Uniquely poised to capitalize on retail industry dislocation through synergistic partnerships with leading real estate developers**
- **Compelling growth opportunity driven by U.S. and international whitespace and strong new venue development pipeline**
- **Experienced founder-led management team**

# A BEST-IN-CLASS EXPERIENTIAL DINING AND ENTERTAINMENT BRAND

Restaurants

Experiential and Lifestyle / Leisure Brands



CAVA
DARDEN
KURA
REVOLVING SUSHI BAR
Portillo's
HOT DOGS · BEEF · BURGERS · SALADS
SHAKE SHACK
TEXAS ROADHOUSE
PINSTRIPES
BISTRO BOWLING BOCCE
Bowlero
DAVE & BUSTER'S
LIFE TIME
Six Flags
SOHO HOUSE & CO Inc.
TOPGOLF
VAIL RESORTS
EXPERIENCE OF A LIFETIME

# A DISTINCTIVE OFFERING

| | | |
|---|---|---|
| Offering | Scratch-Made, Chef-Driven Cuisine | ✓ |
| | Bowling & Bocce | ✓ |
| | Elevated Bar Program | ✓ |
| | Authentic Italian-American Experience | ✓ |
| | Seasonal Offerings | ✓ |
| | Superior Service | ✓ |
| Experience | Inviting & Exciting Atmosphere | ✓ |
| | Timeless Entertainment | ✓ |
| | Destination for All Occasions | ✓ |
| | Community Gathering Place | ✓ |
| | Family Friendly | ✓ |

Note: Selected public companies are based on management's judgment and may not be fully comparable to Pinstripes.

# A WINNING MODEL

| FY23 Revenue by Offering | FY23 Open/Event Revenue Mix | FY23 Event Revenue by Type | FY23 Revenue by Venue Type |
|---|---|---|---|



53%
24%
21%
2%
Food
Bar
Games
Other



47%
53%
Private Events
Open Dining & Play



36%
64%
Corporate
Social



11 Locations
2 Locations
16%
84%
Suburban
Urban

Note: Revenue Mixes are representative of Gross Sales. Other (non-food/bar/games) revenue includes room rental fees, A/V rental fees, and podium rental fees.

# A DISTINCT CONCEPT THAT APPEALS TO ALL GUESTS

"I had a great time at Pinstripes! Great food, great drinks, and great bowling. I ordered the veggie flatbread, and it was simply delicious."

Gigi G. (Edina)



"Cool spot! Came for a work outing. Very high-end restaurant and bowling alley. We enjoyed ourselves!"

Mel L. (Bethesda)



"Absolutely best service we had received in a long time! Will definitely be back as we had a great time at Pinstripes!!"

Kenneth B. (Chicago)



"This isn't your typical bowling alley. There's weekend brunch, weekday lunch, dinner, dessert, happy hour, and events."

Toya D. (Washington D.C.)



"I had a great time at Pinstripes and would be eager to return for dinner and am even interested in reserving one of their private event rooms."

Kennedy W. (Houston)



"Great place, great staff. I've seen some great musical acts here. I've also had some great b-day parties here. The food's great and the staff here is always great."

Luke S. (San Mateo)



"I love Pinstripes! […] So worth the time money and experience! Def check it out if you're in Sono!"

Laura J. (Norwalk)



"An excellent venue for a group or team outing. I stopped by with a bunch of colleagues and we all had a blast."

Vincent L. (Cleveland)

## AUTHENTIC BISTRO EXPERIENCE

- Authentic Italian-American recipes made with the highest culinary standards
- Scratch kitchen
- Commitment to serving quality, locally sourced ingredients in every dish
- Thoughtfully-selected wine list, rotating craft beers celebrating local breweries, and an extensive variety of handcrafted cocktails
- Modern menus tailored to customer preferences at each location



**Cesar Gutierrez**
*Chief Culinary Officer*

**Years of Service with Pinstripes: 12**

Lettuce Entertain You Restaurants   MAGGIANO'S LITTLE ITALY





# TIMELESS GAMING & ENTERTAINMENT

- State-of-the-art bowling lanes and stylish décor create a fun and sophisticated atmosphere for bowlers of all skill levels
- Luxurious, meticulously maintained bocce courts provide an unforgettable experience
- The ultimate destination for socializing and celebrating life's special occasions with family, friends, and coworkers
- Extensive food and beverage menu to indulge in delicious Italian-American cuisine and signature cocktails while playing

| 100% | 21% |
| --- | --- |
| Gaming Gross Margin | Of FY23 Sales |





## THE PERFECT VENUE FOR ANY OCCASION

- **Elegant and spacious venues accommodate groups for any private event**
- **Each location generally hosts over 1,000 private events per year, and can typically accommodate up to 12 simultaneous events**
- **Private events and strategic partnerships (e.g., The Knot, Wedding Wire, etc.)**
- **Flywheel effect of increased brand awareness drives repeat customers and future open dining & play business**
- **Significant opportunity to capitalize on higher-margin revenue**

| 64% | 36% |
|---|---|
| Corporate Events in FY23 | Social Events in FY23 |





# DYNAMIC AND SCALABLE PRIVATE EVENTS BUSINESS




PINSTRIPES



## Corporate Clients Drive Repeat Business

abbvie, Deloitte., DISCOVER, Genentech, GILEAD, Google, Meta, pwc, ROBLOX, VISA

## Team In Place to Support Future Growth

- Typically, 4 – 6 sales team members per location, who book, sell, and detail each private event
- 70+ total event sales team members across our 13 existing open locations

## Strong Growth Across Event Types

- **Corporate events (64% of Events revenue in FY23):** include office parties, happy hour gatherings, all-day meetings, holiday parties, summer picnics, and intern outings
- **Social events (36% of Events revenue in FY23):** include weddings, birthdays, reunions, and other celebrations

# BROAD APPEAL UNDERPINS COAST-TO-COAST PORTABILITY

| | |
|---|---|
| 8 | States |
| 9 | Markets |
| 5 | Venues Under Construction |



- Existing Locations (14)
- Under Construction (5)


Oakbrook, IL


PINSTRIPES
Edina, MN


PINSTRIPES
Topanga, CA


PINSTRIPES
BOWLING BOCCE BISTRO
Northbrook, IL


Overland Park, KS


PINSTRIPES
Fort Worth, TX


South Barrington, IL


Georgetown, D.C.


Chicago, IL


Bethesda, MD


PINSTRIPES
Cleveland, OH


PINSTRIPES
PINSTRIPES
Norwalk, CT


Houston, TX


PINSTRIPES
San Mateo, CA

# PASSIONATE AND HIGHLY EXPERIENCED LEADERSHIP TEAM WITH VETERAN BOARD OF DIRECTORS


Dale Schwartz
Founder / CEO

**Years of Service with Pinstripes:** 17

PINSTRIPES
BISTRO BOWLING BOCCE


Tony Querciagrossa
Chief Financial Officer

**Years of Experience:** 17

Filtration Group · Medline · GE


Chris Soukup
Chief Operations Officer

**Years of Service with Pinstripes:** 16

HILLSTONE · The Cheesecake Factory


Lida Ahn
Chief People Officer

**Years of Service with Pinstripes:** 16

J. ALEXANDER'S HOLDINGS, INC.


Cesar Gutierrez
Chief Culinary Officer

**Years of Service with Pinstripes:** 12

MAGGIANO'S Little Italy · Lettuce Entertain You


Shannon Keller
Chief Marketing Officer

**Years of Experience:** 23

fransmart · True Food Kitchen

## Anticipated Post-Closing Board of Directors

**Dale Schwartz**
*Founder & CEO, Pinstripes*

**Larry Kadis**
*President, Federal Equipment Company*

**Jack Greenberg**
*Former Chairman & CEO, McDonald's*

**Dr. Dan Goldberg**
*Founder, Hurlingham Clinic & Spa*

**Yorgo Koutsogiorgas**
*CEO, Giordano's*
*Former SVP, Maggiano's*

**Jerry Hyman**
*Chairman, Banyan Acquisition Corporation*

**TBD**

# OUR WINNING CULTURE

**1,500+**
Pinstripes Team Members

**11 Years**
Median Leadership Team Tenure

**Strong Retention Rates**
of Corporate and Local Team Members

**Dedicated Events Team**
at Every Pinstripes Location

**Successful Recruiting**
Across Some of the Top Colleges in the Nation

**Rigorous Training**
for All Team Members Across the Company

Our winning team helps provide what we believe is the best customer experience and is committed to the continued success of the Company




SKYSCRAPER

# OUR GROWTH STRATEGIES

# OUR GROWTH STRATEGIES

1. Open New Venues
2. Drive Continued Same Store Sales Growth
3. Increase Brand Awareness
4. Expand Profitability and Leverage Investments in Infrastructure


Aventura, FL
PINSTRIPES
BISTRO BOWLING BOCCE
PINSTRIPES
BISTRO BOWLING BOCCE
BISTRO 99


PINSTRIPES
43
10 11
43
10 11

# 1 ACCELERATING NEW VENUE EXPANSION

## Uniquely Attractive Anchor Tenant

- Pinstripes locations drive foot traffic for surrounding co-tenants and transform shopping centers to experiential destinations
- Unique ability to fill large retail spaces and draw attractive consumer demographics with diverse and significant spending power
- Investments compare favorably to alternative large retail options that attract less traffic
- Significant opportunity for continued expansion in the U.S. across existing and new markets with whitespace for approximately 150 locations

## Marquee Development Partners

SIMON
MACERICH
Brookfield
HBC
LaSalle
O'CONNOR
Westfield

**$40M**
Combined Investments in Pinstripes, Inc.

**$100M+**
Tenant Improvements for Current/Under-Construction Venues

# 1 PINSTRIPES IS A KEY PARTNER TO DEVELOPERS

## Case Study: Topanga, California Redevelopment in Partnership with Westfield

- Westfield began a $250M redevelopment of Westfield Topanga in early 2020
- Pinstripes is a key anchor in the transformation of ~160K sq. ft. of a former Sears store into a premier entertainment, dining, and luxury destination
- Partnership with Westfield provides Pinstripes access to other premier sites across the country
- **Grand Opening:** September 22, 2023

Westfield

### Topanga Serves as an Anchor to Further Expand into the LA Market


Westfield Topanga
Pinstripes
Westfield Century City
(20 miles)
Santa Monica, CA
(20 miles)
Los Angeles Convention Center
(31 miles)
South Coast Plaza
(Orange County)
(64 miles)
Fashion Island
(Orange County)
(70 miles)

### Key Co-Tenants

AMC Theatres
Arhaus
Hermès Paris
Louis Vuitton
Nordstrom
Topanga Social

Prior Sears Building



$250M Redevelopment



Revitalized Lifestyle Center


Westfield


Topanga, CA(1)
PINSTRIPES
OPEN
NORDSTROM


Aventura, FL
PINSTRIPES
PINSTRIPES


Coral Gables, FL
PINSTRIPES

# BEST-IN-CLASS VENUES UNDER CONSTRUCTION


Paramus, NJ
PINSTRIPES
BISTRO BOWLING BOCCE


Walnut Creek, CA
PINSTRIP
PINSTRIPES


Orlando, FL

(1) Opened in September 2023.

# 1 NEW VENUE OVERVIEW


OPEN




PINSTRIPES







| Venue | Topanga, CA[1] | Aventura, FL | Paramus, NJ | Orlando, FL | Walnut Creek, CA | Coral Gables, FL |
|---|---|---|---|---|---|---|
| **Shopping Center** | Topanga Plaza | Aventura Mall | Garden State Plaza | Vineland Point | Broadway Plaza | The Plaza Coral Gables |
| **Internal Sq. Ft.** | 26K | 27K | 27K | 29K | 27K | 29K |
| **Patios / External Sq. Ft.** | 5K | 4K | 8K | 12K | 6K | 3K |
| **Key Co-Tenants** | ARHAUS, HERMÈS PARIS, NORDSTROM | NORDSTROM, NORTH ITALIA | NORDSTROM, THE CAPITAL GRILLE | The Cheesecake Factory, TARGET | Apple, LIFE TIME | FOGO DE CHÃO, LOEWS HOTELS |
| **Build Type** | Remodel Conversion | Remodel Conversion | Remodel Conversion | Ground Up Construction | Remodel Conversion | New Mixed-Use Development |

(1) Opened in September 2023.

## 1 ROBUST PIPELINE OF NEW LOCATIONS

| | |
|---|---|
| 5 | Locations Under Construction |
| 10 | Additional Signed Locations[1] |
| ~50 | Locations Under Consideration |

## ILLUSTRATIVE TARGET AVERAGE NEW VENUE ECONOMIC MODEL[2]

| | |
|---|---|
| Sales (Year 2) | $9M+ |
| Venue-Level Contribution Margin | 17%+ |
| Gross Buildout Cost | ~$8M |
| Net Buildout Cost | <$3M |
| Cash-on-Cash Returns | 40%+ |
| Payback Period | ~2 Years |

(1) Includes currently signed LOIs and leases. (2) For definitions of each of the metrics shown in the target average new venue economic model, please see page 4.

# 1 HIGHLY ATTRACTIVE RETURN PROFILE


Oakbrook,
Illinois
(September 2012)

| $10.2M | $0.7M |
|---|---|
| Gross Buildout Cost | Net Buildout Cost[1] |
| **105%** | **1.0 Year** |
| Cash-on-Cash Return[2] | Payback Period[3] |


Bethesda,
Maryland
(August 2017)

| $7.3M | $2.7M |
|---|---|
| Gross Buildout Cost | Net Buildout Cost[1] |
| **38%** | **2.7 Years** |
| Cash-on-Cash Return[2] | Payback Period[3] |


PINSTRIPES
San Mateo,
California
(December 2019)

| $11.3M | $4.9M |
|---|---|
| Gross Buildout Cost | Net Buildout Cost[1] |
| **48%** | **2.1 Years** |
| Cash-on-Cash Return[4] | Payback Period[5] |

Note: Selected locations and return profiles may not be representative of other Pinstripes locations.
(1) Represents costs net of TI Allowance. (2) Cash-on-Cash Return calculated as Year 2 (months 13-24) Venue-Level Contribution divided by Net Buildout Cost. (3) Payback Period calculated as Net Buildout Cost divided by Year 2 (months 13-24) Venue-Level Contribution. (4) Cash-on-Cash Return calculated as FY2023 Venue-Level Contribution divided by Net Buildout Cost, as Year 2 was impacted by COVID and therefore not comparable. (5) Payback Period calculated as Net Buildout Cost divided by FY2023 Venue-Level Contribution, as Year 2 was impacted by COVID and therefore not comparable.

# ❶ EXCITING U.S. WHITESPACE OPPORTUNITY

## Estimated Whitespace by Location Type



Under Construction
~150
19
Current Locations
Retail
Iconic
Hotel / Resort
Total U.S. Whitespace

**U.S. whitespace complemented by exciting international expansion opportunity**

## Retail Locations

- ❖ Premier lifestyle centers / developments across the country
- ❖ Focused on sites with high income / education levels, employee density, and strong co-tenancy
- ❖ Targeting locations with at least 100K employees and 60K residents within a 3-mile radius

## Iconic Locations

- ❖ Unique and signature, standalone real estate locations surrounded by high foot-traffic areas and population density
- ❖ Emphasis on suburban areas with more attractive real estate terms and proximity to both offices and residents

## Hotel / Resort Locations

- ❖ Hotel / resorts offer substantial convention and private event synergies
- ❖ Opportunity to increase resort occupancy and room rates as an attractive amenity

Source: Management Estimates.

# 1 SITE SELECTION CASE STUDY: GREATER SAN FRANCISCO MARKET



BAY AREA OVERVIEW
Median HH Income by Block Group
$150,000 - Above
$125,000 - $150,000
$100,000 - $125,000
$75,000 - $100,000
$50,000 - $75,000
0 - $50,000
Radius Rings (1/3/5/7/10) Miles
PINSTRIPES
BISTRO BOWLING BOCCE
SAN FRANCISCO
OAKLAND
SAN JOSE
RETAILUNION

## Key Highlights

- ❖ **Site selection criteria includes:**
  - ➢ **High income demographics**
  - ➢ **Population density**
  - ➢ **3 mile radius restaurant draw**
  - ➢ **10 – 15 mile private event / celebration draw**
- ❖ **Clustering locations drives market awareness and operating synergies**
- ❖ **Opportunity for additional locations in the greater San Francisco market to optimize operational efficiencies**

Numerous Tier A markets around the country offer similar cluster opportunities

Note: Location 2 represents San Mateo, a current location. Location 3 represents Walnut Creek, a location currently under-construction. Locations 1, 4, and 5 represent locations under consideration.

# 1 EXCITING WHITESPACE OPPORTUNITY



Current / Under-Construction Pinstripes U.S. Locations
Selected Public Companies' Current U.S. Locations
~150
Domestic Whitespace
19
58
80
155
213
350
623
PINSTRIPES (1)
BISTRO · BOWLING · BOCCE
MAIN EVENT
TOPGOLF
DAVE & BUSTER'S
The Cheesecake Factory
Bowlero
TEXAS

Source: Company filings and investor presentations.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes.
(1) 5 of the 19 locations are under construction.

# ❷ CONTINUE TO GROW OUR COMPARABLE SAME STORE SALES

| Ⓐ Culinary Innovation to Drive Bistro Sales | Ⓑ Gaming Innovation to Drive Open Play Sales | Ⓒ Expand Our Social & Corporate Private Events Business | Ⓓ Enhance the Experiential Offerings and Deliver Exceptional Service |
|---|---|---|---|
|  |  |  |  |
| ❖ Introduce seasonal chef specials and cocktail surprise & delights, tailored to each specific location<br>❖ Re-introduce five course wine, beer, scotch, and tequila dinners to provide a more comprehensive package of offerings | ❖ Décor and design elements in bowling and bocce areas to augment the experiential excitement<br>❖ Introduce projection mapping technology as an overlay on bowling and bocce to create a differentiated visual experience | ❖ Introduce additional teambuilding packages (i.e., cooking classes, wine, tastings, etc.) to menu of options<br>❖ Drive additional private event sales through an increased number of sales team members focused on the tourism, convention, and national account markets | ❖ Introduce loyalty program and bowling/bocce gamification to drive cross-utilization of events/open play<br>❖ Upgrade the design of legacy locations to enhance venues<br>❖ Re-introduce bowling and bocce tournaments, limoncello-making contests, and live music at venues |

**Pinstripes delivers "sophisticated fun", attracting a broad & diverse consumer base**

# ③ INCREASE BRAND AWARENESS THROUGH INNOVATIVE MARKETING


COCKTAIL dreaming
MAKE A RESERVATION
THURSDAY NIGHT DELIGHTS
OUR HALF PRICED HANDCRAFTED COCKTAILS OFFER YOU THE CHANCE TO EXPLORE AND DISCOVER NEW FAVORITES.
BIG BALLER BLOODY MARY
served with a side of brunch
HAPPY HOUR
we are ready if you are!
MAKE A RESERVATION
THURSDAY
HALF PRICED
HANDCRAFTED COCKTAILS
FULL FLAVORED LIBATIONS AT
HALF THE PRICE
FRIDAY
HALF PRICED
BOTTLES OF WINE
ENJOY THE BEST TIME OF THE WEEK WITH SPECIALS ON
Local Draft Beer

## Corporate Marketing Strategy

- **Robust monthly marketing strategies:** Holiday Brunches, Bottomless Bowling & Bocce, Location Anniversaries, and more
- **Strategic improvements to digital user experience:** website design, user experience, and call-to-action elements to engage visitors and increase conversion rates on approximately 4.3M visits to the website per year
- **Leverage customer database of ~350K email addresses:** CRM tool effectively targets segmented audience to enhance engagement
- **Sustainably grow social media accounts:** engage community across Instagram, Facebook, LinkedIn, TikTok, and Twitter

## Local Marketing Strategy

- Strategic partnerships with developer partners, influencers, local breweries, and more
- Memberships with Convention and Visitors Bureaus (CVBs)
- Marketing Ambassadors at each location to increase brand awareness and drive community engagement at local events, festivals, and fairs
- Grassroots marketing outreach to local businesses and organizations including schools, condos, and corporate offices

Note: The above represents current and future initiatives which are expected to drive growth in the future.

# 3 DIVERSE AND TARGETED MARKETING STRATEGY

## Multi-Channel Marketing Strategy With Broad Consumer Reach


PINSTRIPES
BISTRO BOWLING BOCCE
Email
Database of ~350K addresses
Social Media
TikTok
Paid search & social
In-Venue
Print and digital graphics
Third-Party Advertising
the knot
MOMS
Developer Partners
Brookfield Properties
MACERICH
SIMON
Westfield
Traditional Media
Print, direct mail, out-of-home
Tourism Organizations
CHICAGO
CHOOSE CHICAGO
DISCOVER DC
VISIT MONTGOMERY
Grassroots Outreach
Schools, corporate offices, apartments

## Select Marketing Initiatives

### The Knot Partnership


the knot
Pinstripes Chicago
Message Vendor

### Bottomless Bowling & Bocce


BOTTOMLESS
BOWLING & BOCCE
UNLIMITED
BOWLING & BOCCE
ALL SUMMER!
JUNE 1, 2023 -
AUGUST 31, 2023
LEARN MORE

# ❹ EXPAND MARGINS THROUGH CONTINUED OPERATIONAL IMPROVEMENTS AND LEVERAGING OUR INFRASTRUCTURE

| Ⓐ Menu Optimization | Ⓑ Operating Efficiencies | Ⓒ Technology Initiatives | Ⓓ Increase Gaming Mix |
|---|---|---|---|
| ❖ Management of menu items to optimize operational efficiencies<br>❖ Streamlined menu item preparation and increased cross-utilization of products<br>❖ Pinstripes evaluates its core menu every six months and produces analytics on Product Mix, comparative analysis, and guest reviews<br>❖ Introduction of new and exciting items such as Bottomless Mimosas, Big Ballers, Tuna Poke, and more | ❖ Change pay structure for event team members<br>❖ Optimize event business scheduling, staffing, and operations<br>❖ Initiatives to increase open play<br>❖ Leverage purchasing efficiencies with additional scale | ❖ Focus on fully integrated technology platforms to bring a seamless operational user experience<br>❖ Focus on cloud-based platforms that provide real-time data<br>❖ Launched 5 new technology platforms since 2020: Fourth Analytics (data warehouse), Micros Simphony (POS System), Olo (Online ordering), Kickfin (shiftly payments), and Restaurant 365 (Accounting and Inventory) | ❖ Enhance décor of bowling lanes and bocce court areas to increase visual appeal<br>❖ Implement projection mapping technology offering cutting-edge visuals and immersive experiences in bowling and bocce areas<br>❖ Innovative branded partnerships (e.g., Angry Birds) to complement traditional 10-pin bowling |

Note: The above represents current and future initiatives which are expected to drive margin expansion in the future.

# ❹ ROBUST, INTEGRATED OPERATIONAL INFRASTRUCTURE IN PLACE TO SUPPORT GROWTH

POS, Sales Data, and Analytics

Lead Information

Scheduling

Reservation Inventory Management

Customer Feedback

Accounting

Promotions



# FINANCIAL OVERVIEW

# FINANCIAL PERFORMANCE

## SALES



12% CAGR
$63M
$74M
$66M
$25M
$77M
$111M
$190M
FY18
FY19
FY20(1)
FY21
FY22
FY23
CY24E(2)
Periods Impacted by Covid

## VENUES



8
13
23
FY18
FY23
CY24E(2)

## ADJUSTED EBITDA[2]



$2M
$4M
$25M
FY18
FY23
CY24E(2)(3)

# FRAMING OUR GOALS

| | | | |
|---|---|---|---|
| Apr. 2023 | 13 Venues | $111M FY2023 Sales | $4M FY2023 Adjusted EBITDA[3] |
| Dec. 2024E | 23 Venues | $190M CY2024E Sales[2] | $25M CY2024E Adjusted EBITDA[2][3] |

Targeting annual growth in Sales and Adjusted EBITDA[2] over the next several years in excess of 20%, respectively, driven primarily by opening new venues and continued same store sales growth

Note: FY represents the 12-months ended in April.
(1) FY20 Sales represents Non-GAAP financials. (2) For a complete discussion of CY24 financial projections, please see page 3. (3) CY 2024E Adj. EBITDA includes public company costs and pre-opening costs. For a more complete discussion of Adj. EBITDA, please see pages 4, 47 and 58.

# CY 2024E ADJ. EBITDA BRIDGE

CY 2024E Adj. EBITDA Bridge ($ in millions)



$16
$40
$(9)
$(3)
$(3)
$25
20 Months
FY23 Venue-Level EBITDA
20-month SSS Growth
Margin Improvements in Labor, Rent, COGS & Other
New Stores Contribution
CY24E Venue-Level EBITDA[1]
Less: CY24E SG&A and Other[2]
Less: Public Company Costs
Less: Pre-Opening Expenses
CY24E Adj. EBITDA

(1) Projections based on 23 open venues at CYE 2024. (2) Includes international licensing income.

# Q1 FY24 Update

## Sales


+3.0%
$25.7M
$25.0M
Q1 '23
Q1 '24

| | Q1 '23 | Q1 '24 |
|---|---|---|
| **Venues** | *13* | *13* |

## Venue-Level Adjusted EBITDA[1]


+19%
+194 bps Margin Improvement(2)
$3.7M
$3.1M
Q1 '23
Q1 '24

| | Q1 '23 | Q1 '24 |
|---|---|---|
| **Venue-Level Margin[2]** | *12%* | *14%* |

## Management Commentary

- Sales growth driven by 3.0% same store sales growth
- Gaming revenue mix increased 2.0% as a % of sales
- Strong venue-level EBITDA flow-through driven by fixed cost leverage of investments made in FY2023
- Margin expansion driven by gaming mix & food cost reductions (as a % of sales), and price increases

Note: Q1 '23 and Q1 '24 year to date performance is presented on a GAAP-basis as of the fiscal period ended July 17, 2022 and July 23, 2022, respectively.
(1) Venue-Level EBITDA is calculated as Sales less Cost of Goods Sold, Operating Expenses, and Gross Rent. (2) Margin calculated as a percentage of Sales.

# EXCEPTIONAL GROWTH IN AVERAGE UNIT VOLUMES

## FY2019 – FY2022[1] Average Unit Volume (AUV) Growth vs. Selected Public Companies (%)

**High-Growth Restaurants[2]** — 4% Median

**Experiential Brands, Leisure Brands and Full-Service Restaurants** — 12% Median



32%
27%
18%
9%
(2)%
(2)%
(7)%
32%
25%
22%
12%
5%
2%
(12)%
Average: 10%
PINSTRIPES (1)
BISTRO BOWLING BOCCE
CHIPOTLE MEXICAN GRILL
DUTCH BROS
KURA (3)
sweetgreen
Portillo's
SHAKE SHACK (4)
Bowlero (5)
TEXAS ROADHOUSE
LONGHORN STEAKHOUSE
DARDEN (6)
THE CAPITAL GRILLE
Eddie V's
DARDEN (6)
DAVE & BUSTER'S (7)
Olive Garden
DARDEN (6)
LIFE TIME (8)

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 11/17/2023.

Note: Represents the change in AUV from FY2019 to FY2022. Selected companies chosen by management and may not be fully comparable to Pinstripes. (1) Pinstripes FY represents 12-months ending in April. AUV Growth shown represents FYE April 2020 – FYE April 2023. (2) Selected high-growth restaurants represent companies with high overall sales growth. (3) Kura Sushi FY represents 12-months ending in August. (4) Represents domestic company-operated locations. (5) Bowlero FY represents 12-months ending in June. (6) Darden FY represents 12-months ending in May. FY2019 Capital Grille / Eddie V's represents a weighted average. (7) Dave & Buster's FY represents 12-months ending in January. All other FY represent 12-months ending in December. (8) AUV calculated as Total Center Revenue divided by Average Total Centers.

# HISTORICAL AND PROJECTED FINANCIAL SUMMARY OVERVIEW

## Venue Count



Current Venues
CY23E Total Venues
CY24E New Venues
23
8
13
13
13
15
FY21
FY22
FY23
CY24E

## Sales ($M)



$190
$111
$77
$25
FY21
FY22
FY23
CY24E

## Adj. EBITDA ($M)(1)



$25
$4
$(26)
$(14)
FY21
FY22
FY23
CY24E
Margin
(103)%
(18)%
4%
13%+

## Capital Expenditures ($M)



Maintenance
Growth
$24.7
$1.7
Maintenance
New Unit Growth, Upgrading Existing Locations & Implement Projection Mapping
$23.0
$0.9
$5.3
$4.4
$0.5
$1.0
$0.6
FY21
FY22
FY23
CY24E

(1) CY 2024E Adj. EBITDA includes public company costs. For a more complete discussion of Adj. EBITDA, please see page 4 and the reconciliation on page 58.



# TRANSACTION OVERVIEW

# TRANSACTION OVERVIEW

## Transaction Overview

- **$75 million gross cash proceeds to fuel new venue growth and new initiatives**
- **More than $21 million up-front investment by Middleton Partners that will effectively convert into common equity PIPE at transaction close**
- **Existing Pinstripes shareholders, including Founder and CEO Dale Schwartz are rolling 100% into transaction**
- **Transaction expected to close late Q4 2023**

## Illustrative Sources and Uses ($m)

| SOURCES | | USES | |
|---|---|---|---|
| BYN Cash in Trust (Assuming 0% redemptions)[3] | $42 | Current Shareholder Equity Rollover | $321 |
| Middleton Partners Investment | 22 | Cash to Balance Sheet | 52 |
| Incremental PIPE (to be raised)[3] | 11 | Est. Transaction Fees & Expenses | 24 |
| Current Shareholder Equity Rollover[4] | 321 | | |
| **Total Sources** | **$397** | **Total Uses** | **$397** |

## Illustrative Pro Forma Valuation at $10.00 Per Share

| | | |
|---|---|---|
| Share Price | | $10.00 |
| Fully Diluted Pro Forma Shares Outstanding (m)[1] | | 45.2 |
| **Pro Forma Equity Market Capitalization ($m)** | | $452 |
| Plus: Est. Debt Outstanding @ Closing ($m) | | $53 |
| Less: Est. Pro Forma Cash ($m) | | ($67) |
| **Pro Forma Total Enterprise Value ($m)** | | **$438** |
| **CY 2024E Adjusted EBITDA[2]** | **$25 million** | **17.5x** |

## Illustrative Pro Forma Ownership[1]



PIPE Investors
3%
SPAC Shareholders
11%
BYN Sponsor
5%
Middleton Partners
6%
Current Shareholder
Rollover
75%

Note: Transaction Overview reflects agreement in principle between Banyan and Pinstripes; final documentation will be completed in the coming days. Current Shareholder numbers reflect the conversion of Pinstripes preferred stock and convertible notes and exercise of warrants to occur at the effective time.

(1) Fully Diluted Pro Forma Shares Outstanding and Illustrative Pro Forma Ownership reflect fully diluted share count applying treasury stock method for all outstanding employee stock options assuming $10.00 share price; Current Shareholder Rollover excludes the impact of 5.0M Current Shareholder earnout shares and BYN Sponsor excludes 3,324,056 unvested BYN Sponsor shares, all vesting in two equal tranches at $12.00 and $14.00 per share. Unvested BYN Sponsor shares include up to 1,494,056 shares that may be transferred by the BYN Sponsor to investors in the PIPE financing, of which up to 1,244,056 shares will be forfeited and issued to equity holders of Pinstripes if such shares are not transferred by the BYN sponsor to investors in the PIPE Financing; Existing shareholders have a 4.0M share earnout that will vest in the event CY2024 Adjusted EBITDA is $28.0M or above and is excluded in the Illustrative Pro Forma Ownership chart above; PIPE Investors reflects $11mm common PIPE capital to be raised post-announcement to satisfy $75 million minimum gross cash condition and assumes $10.00 per share purchase price; Middleton Partners investors includes 506k transferred BYN Sponsor Shares and estimated 82,586 PIK shares at closing assuming transaction close on December 18, 2023; Public BYN Shareholders includes 1,018,750 BYN Sponsor Shares that will be transferred to certain public shareholders pursuant to non-redemption agreements entered into in conjunction with Banyan's April 2023 charter extension. (2) Adj. EBITDA includes the impact of public company costs and pre-opening expenses. (3) Redemptions will need to be replaced dollar for dollar with PIPE unless minimum cash condition is otherwise met or waived. (4) Current Shareholder Equity Rollover displayed in the Illustrative Sources & Uses excludes the dilutive impact of outstanding employee stock options.

# CY 2022 – CY 2024E REVENUE GROWTH BENCHMARKING



High-Growth Restaurants
19%
Median
Experiential Brands, Leisure Brands and Full-Service Restaurants
10%
Median
40%+
29%
28%
23%
19%
18%
14%
13%
19%
17%
17%
14%
10%
9%
8%
7%
6%
6%
PINSTRIPES(2)
BISTRO BOWLING BOCCE
KURA
Dutch Bros
CAVA
sweetgreen
SHAKE SHACK
Portillo's
CHIPOTLE
Formula 1
SOHO HOUSE
LIFE TIME
TEXAS
DAVE & BUSTER'S
DARDEN
Bowlero
Callaway
(2)
TOPGOLF
VAIL RESORTS
Six Flags

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 11/17/2023.
Note: Selected companies chosen by management and may not be fully comparable to Pinstripes. Metrics reflect compound annual growth rate from CY 2022 – CY 2024.
(1) Projections based on 23 open venues at CYE 2024. (2) Revenue is representative of entire company.

# CY 2022 – CY 2024E UNIT GROWTH BENCHMARKING

**High-Growth Restaurants**

**15%**
Median

**Experiential Brands, Leisure Brands and Full-Service Restaurants**

**6%**
Median


30%+
PINSTRIPES(1)
BISTRO BOWLING BOCCE
25%
KURA
20%
DutchBros
17%
SHAKE SHACK
15%
sweetgreen
14%
Portillo's
14%
CAVA
8%
CHIPOTLE
13%
TOPGOLF(2)
12%
SOHO HOUSE
8%
DAVE & BUSTER'S
6%
LIFE TIME
5%
TEXAS ROADHOUSE
3%
DARDEN
2%
Bowlero
NA
Six Flags
NA
VAIL RESORTS
NA
Formula 1

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 11/17/2023.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes. Metrics reflect compound annual growth rate from CY 2022 – CY 2024.
(1) Projections based on 23 open venues at CYE 2024. (2) Represents TopGolf units only.

# MULTI-FACETED BUSINESS MODEL DRIVING STRONG SALES VOLUMES

Average Unit Volume (AUV) vs. Selected Public Companies ($M)


High-Growth Restaurants
Experiential Brands, Leisure Brands and Full-Service Restaurants
$8.6
$8.5
$4.3
$3.8
$2.9
$2.8
$2.4
$1.9
$17.1
$11.3
$11.0
$8.8
$7.0
$5.1
$4.4
$2.9
NA
NA
NA
NA
Average: $6.2
PINSTRIPES(1)
BISTRO BOWLING BOCCE
KURA
sweetgreen
CAVA
DUTCH BROS
TOPGOLF
LIFE TIME
DARDEN
DARDEN
DARDEN
Bowlero
SOHO HOUSE
Formula 1
Six Flags
VAIL RESORTS

Source: SEC Filings for most recent completed fiscal year.
Note: Selected public companies are based on management's judgement and may not be fully comparable to Pinstripes.
(1) Pinstripes AUV represents 13 venues operating for the full twelve months as of fiscal year end 2023 which ended on April 30, 2023.

# CY 2024E EV/EBITDA MULTIPLES



High-Growth Restaurants
28.3x
Median
Experiential Brands, Leisure Brands and Full-Service Restaurants
10.5x
Median
17.5x
75.0x
47.1x
29.8x
28.3x
26.5x
17.5x
12.1x
20.9x
12.7x
12.5x
12.0x
11.6x
9.4x
9.0x
8.3x
7.5x
5.1x
PINSTRIPES(1)
BISTRO BOWLING BOCCE
sweetgreen
CAVA
Dutch Bros
KURA
CHIPOTLE
MEXICAN GRILL
SHAKE SHACK
Portillo's
Formula 1
SOHO HOUSE
TEXAS
VAIL RESORTS
DARDEN
Bowlero
Six Flags
LIFE TIME
Callaway
TOPGOLF
DAVE & BUSTER'S

Source: SEC Filings, Wall Street Research, Capital IQ, market data as of 11/17/2023.
Note: Selected companies chosen by management and may not be fully comparable to Pinstripes.
(1) Represents midpoint of Illustrative Pro Forma Valuation at $10.00 Per Share seen on page 46.


PINSTRIPES

# APPENDIX

# NON-GAAP RECONCILIATIONS

## Reconciliation to Adjusted EBITDA

| | | Fiscal Year | |
|---|---|---|---|
| *($ in 000s)* | 2021 | 2022 | 2023 |
| Net Income | ($29,998) | ($9,917) | ($7,525) |
| Depreciation & Amortization | 8,805 | 8,818 | 8,086 |
| Interest Expense, net | 835 | 1,348 | 1,946 |
| Taxes | 13 | 38 | 192 |
| **Reported EBITDA** | **($20,345)** | **$287** | **$2,699** |
| 1 M&A and Public Company Readiness Expenses | - | 1,600 | 4,943 |
| 2 Impairment Loss | - | - | 2,363 |
| 3 Annual Impact of Lease Amendments | (1,769) | (5,595) | 1,279 |
| 4 Capitalized Labor Adjustments | - | - | 1,220 |
| 5 Non-Cash Stock Comp | 365 | 280 | 295 |
| 6 CARES Act Credit | (4,019) | (7,852) | - |
| 7 PPP Loan Forgiveness | - | (2,728) | (8,458) |
| **Adjusted EBITDA[1]** | **($25,768)** | **($14,008)** | **$4,341** |
| Memo: Pre-Opening Expenses | - | - | $4,935 |

### Adjustments Commentary

1. Primarily represents legal and audit-related costs associated with the transaction and S-4 filing process
2. The Company recorded a non-cash write down of PP&E at its Norwalk location
3. Represents adjustment to reflect effect of lease amendment rent abatement credit
4. Represents adjustment to capitalized labor related to construction and design to meet the requirements of ASC-842
5. Non-cash expense related to stock-based compensations
6. Represents benefit from CARES Act tax credit
7. Adjustment excludes forgiven PPP loan to reflect ongoing operations

1) Does not add back pre-opening expenses.

# SUMMARY RISK FACTORS

Pinstripes is subject to a number of risks, including risks that may prevent it from achieving its business objectives or that may adversely affect its business, financial condition, results of operations, cash flows and prospects, as follows:

- the experiential dining and entertainment market in which we operate is highly competitive;
- our long-term success is highly dependent on our ability to successfully identify and secure appropriate locations and timely develop and expand our operations in existing and new markets;
- disruptions or delays we may encounter in the expansion and construction of our facilities;
- we may not be able to renew real property leases on favorable terms, or at all, and our landlords may not meet their financial obligations to us, either of which may require us to close a location or relocate;
- our business may be adversely impacted by changes in consumer discretionary spending and general economic conditions in our markets;
- shortages or interruptions in the supply or delivery of food products;
- increased labor costs or shortages;
- the COVID-19 pandemic has disrupted, and future pandemics or natural disasters may disrupt, our business, results of operations and financial condition;
- we may not achieve our target development goals, aggressive development could cannibalize existing sales and new locations may not be successful or profitable;
- food safety and food-borne illness concerns may have an adverse effect on our business;
- damage to our reputation could negatively impact our business, financial condition and results of operations;
- our dependence on a small number of suppliers for the majority of our food ingredients;
- we depend on key executive management;
- our management has identified material weaknesses in its internal control over financial reporting and may identify additional material weaknesses in the future;
- we are subject to many federal, state and local laws with which compliance is both costly and complex;
- a liquid and established trading market may not develop for the Pinstripes common stock;
- pursuant to the Director Designation Agreement, Dale Schwartz, our Chairman and Chief Executive Officer, will have the right to designate a specified number of directors (initially four of seven) to the New Pinstripes Board and will retain certain other governance rights so long as he continues to beneficially own a certain number of shares of the combined company's common stock;
- the Business Combination will result in changes to the Pinstripes Board, which may affect the strategy of New Pinstripes;
- if we fail to comply with the listing requirements of the NYSE, we would face possible delisting, which would result in a limited public market for our securities;
- Banyan currently is, and Pinstripes will be, an "emerging growth company" within the meaning of the Securities Act of 1933, and, if New Pinstripes takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors;
- the consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed;
- the value of the Founder Shares and the Banyan Private Placement Warrants following completion of the Business Combination may be substantially higher than the price paid for them;
- some of the Pinstripes and Banyan officers and directors may have conflicts of interest that may influence them to approve the Business Combination without regard to your interests;
- if PIPE Financing is not identified by Banyan or, if identified, is consummated on different terms than those currently contemplated or fails to close and sufficient stockholders exercise their redemption rights in connection with the Business Combination, Banyan may lack sufficient funds to consummate the Business Combination;
- a portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future;
- Banyan's public stockholders will experience dilution due to the issuance to existing Pinstripes equity holders of securities entitling them to a significant voting stake in Pinstripes;
- Banyan may be unable to continue as a going concern if it does not consummate an initial business combination by December 24, 2023 (unless extended by Banyan's stockholders);
- Pinstripes' stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the Business Combination;
- because there are no current plans to pay cash dividends on the Pinstripes common stock for the foreseeable future, you may not receive any return on investment unless you sell your Banyan shares or the Pinstripes common stock at a price greater than what you paid for it;
- Banyan and Pinstripes will incur substantial transaction fees and costs in connection with the Business Combination and the integration of their businesses;
- Pinstripes' business and operations could be negatively affected if it becomes subject to any securities litigation or shareholder activism;
- in connection with the Business Combination, the Sponsor and Banyan's directors, executive officers, advisors and their affiliates may elect to purchase Banyan Class A common stock from public stockholders, which may reduce the public "float" of the Banyan Class A common stock;
- the proceeds held in Banyan's trust account could be reduced and the per-share redemption amount received by Banyan stockholders may be less than $10.20 per share;
- if, after Banyan distributes the proceeds in the Trust Account to Banyan's public stockholders, Banyan files a bankruptcy petition or an involuntary bankruptcy petition is filed against Banyan that is not dismissed, a bankruptcy court may seek to recover such proceeds; and
- Other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statement" in the registration statement on Form S-4 filed in connection with the Business Combination or in other documents filed by Banyan with the SEC.

PINSTRIPES

BISTRO BOWLING BOCCE

Thank You